Exhibit 99.1

DESCRIPTION OF CAPITAL STOCK

Torchmark Corporation (“Torchmark,” “we,” “our” or “us”) has 325,000,000 shares of capital stock authorized, of which 320,000,000 shares are common stock, par value $1.00 per share, and 5,000,000 shares are preferred stock, par value $1.00 per share. As of June 15, 2012, Torchmark had 95,358,635 shares of common stock issued and outstanding (excluding treasury shares), and 350,862 shares of preferred stock issued and outstanding. All of our issued and outstanding shares of preferred stock are held by our wholly-owned insurance company subsidiaries and are therefore not considered to be issued and outstanding for purposes of our consolidated financial statements.

No holders of Torchmark’s capital stock are entitled to preemptive rights.

Common Stock

Dividends. Subject to the rights of the holders of any shares of preferred stock which may at the time be outstanding, holders of common stock are entitled to such dividends as Torchmark’s board of directors may declare out of legally available funds. The issuance of dividends will depend upon, among other factors deemed relevant by the board of directors, Torchmark’s financial condition, results of operations, cash requirements, future prospects and regulatory restrictions on the payment of dividends by Torchmark’s subsidiaries. There is no assurance that Torchmark will declare and pay any dividends.

Voting Rights. The holders of our common stock will possess exclusive voting rights in Torchmark, except to the extent the board of directors specifies voting power with respect to any preferred stock issued. Except as hereinafter described, holders of common stock are entitled to one vote for each share of common stock, but will not have any right to cumulate votes in the election of directors.

Liquidation and Dissolution. In the event of liquidation, dissolution or winding up of Torchmark, the holders of common stock are entitled to receive, after payment of all of Torchmark’s debts and liabilities and of all sums to which holders of any preferred stock may be entitled, the distribution of any remaining assets of Torchmark.

Other Rights. Holders of common stock have no preemptive, conversion, redemption or sinking fund rights.

Miscellaneous. All of our outstanding common stock is fully paid and nonassessable. The transfer agent and registrar for Torchmark’s common stock is The Bank of New York Mellon. The common stock is listed on the New York Stock Exchange under the symbol “TMK” and on the International Stock Exchange in London, England under the symbol “TMK.”

Preferred Stock

Pursuant to our Restated Certificate of Incorporation (the “Certificate of Incorporation”), our board of directors has the authority, without further stockholder action, to issue a maximum of 5,000,000 shares of preferred stock. Our board of directors has the authority to determine or fix the rights, preferences, privileges and other terms and conditions with respect to shares of any series of preferred stock. The following is a general description of the terms of our preferred stock. The rights, preferences, privileges and restrictions, including dividend rights, voting rights, terms of redemption and liquidation preferences, of the preferred stock of each series will be fixed or designated pursuant to a certificate of designations adopted by our board of directors or a duly authorized committee of our board. The description of preferred stock set forth below does not purport to be complete and is qualified in its entirety by reference to the certificate of designations relating to such series. In all respects, regardless of series, the preferred stock will rank in preference to Torchmark’s common stock as to payment of dividends and as to distribution of assets of Torchmark upon the liquidation, dissolution or winding up of Torchmark. Upon issuance against full payment of their purchase price, shares of preferred stock will be fully paid and nonassessable.

Dividends. Holders of a series of preferred stock will be entitled to receive, when, as and if declared by our board of directors out of any funds legally available for that purpose, dividends in cash at such rates, payable on such dates in each year and in respect of such dividend periods, as stated in the Certificate of Incorporation or the certificate of designations for that series of preferred stock, before any dividends may be declared, paid or set apart for payment upon the common stock or any other class of stock ranking junior to that series of preferred stock. No dividend may be declared or paid on any series of preferred stock unless at the same time a dividend in like proportion to the designated dividend amounts has been declared or paid on each other series of preferred stock then issued and outstanding ranking prior to or on a parity with that particular series with respect to the payment of dividends. Dividends on preferred stock may be either cumulative or noncumulative.

Liquidation Preference. In the event of our liquidation, dissolution or winding up, whether voluntary or involuntary, holders of preferred stock of each series (if any shares thereof are then issued and outstanding) will be entitled to payment of the applicable liquidation price or prices plus accrued dividends, out of our available assets, in preference to the holders of common stock or any other class of stock ranking junior to such series of preferred stock upon liquidation, dissolution or winding up.

Redemption and Conversion. Each series of preferred stock will be subject to redemption, if applicable, on such terms, at such prices and on such dates as may be set forth in the applicable certificates of designations. The preferred stock will not be convertible.

Voting Rights. The holders of the preferred stock have no voting rights except as specifically required by statute and except for certain voting rights specifically provided in the Certificate of Incorporation, including the certificates of designations creating the various series of such stock. Voting rights of the preferred stock will be noncumulative.

Outstanding Preferred Stock

As of June 15, 2012, Torchmark had 350,862 shares of Cumulative Preferred Stock, Series A, issued and outstanding, of which 279,493 shares are 6.50% Cumulative Preferred Stock, Series A, and 71,369 shares are 7.15% Cumulative Preferred Stock, Series A (collectively, the “Series A Preferred Stock”). All of our issued and outstanding shares of Series A Preferred Stock are held by our wholly-owned insurance company subsidiaries.

Holders of the Series A Preferred Stock are entitled to receive, if, when, and as declared by our board of directors out of legally available assets, cumulative cash dividends at the stated percentage per annum of the face value, which face value is equal to $1,000 per share of Series A Preferred Stock. These dividends are payable semi-annually in arrears (on each June 30 and December 31, with respect to the 6.50% Series A Preferred Stock, and on each May 15 and November 15 with respect to the 7.15% Series A Preferred Stock). When dividends are not paid in full upon the Series A Preferred Stock and any other parity stock, dividends upon such stock will be declared on a proportional basis so that the amount of dividends declared per share will bear to each other the same ratio that accrued dividends for the current dividend period per share on the Series A Preferred Stock, and accrued dividends, including any accumulations on such parity stock, bear to each other. In the event that full cumulative semi-annual dividends have not been declared and paid or set apart for payment, we may not declare or pay dividends on or repurchase or redeem our common stock or any other stock ranking junior to the Series A Preferred Stock, except that dividends may be paid in shares, options, warrants or rights. No interest will be payable in respect of any dividend payment that may be in arrears.

In the event of our voluntary or involuntary liquidation, dissolution or winding-up, the holders of the Series A Preferred Stock at the time outstanding will be entitled to receive a liquidating distribution in the amount of $1,000 per share, plus any accrued and unpaid dividends, out of our assets legally available for distribution to our stockholders, before any distribution is made to holders of our common stock or any securities ranking junior to the Series A Preferred Stock and subject to the rights of the holders of any class or series of securities ranking senior to or on parity with the Series A Preferred Stock upon liquidation and the rights of our creditors.

We may, at the option of our board of directors, redeem the Series A Preferred Stock in whole or in part, in multiples of $1,000,000, at the redemption price of $1,000 per share plus any accrued and unpaid dividends, without interest; provided, however, that we may not redeem less than all of the outstanding Series A Preferred Stock unless full cumulative dividends have been paid for all past dividend periods. Notwithstanding our right to redeem the Series A Preferred Stock, we have no obligation to repurchase or otherwise retire the Series A Preferred Stock by sinking fund or otherwise.

Holders of our Series A Preferred Stock do not have any voting rights and are not entitled to elect any directors, except as required by law and as further described below.

If, on the date used to determine stockholders of record for any meeting of stockholders at which directors are to be elected, we have failed to pay, or declare and set aside for payment, full dividends on the Series A Preferred Stock or any other class or series of parity stock for three semi-annual dividend periods (whether or not consecutive), the holders of the Series A Preferred Stock, voting together as a single and separate class with the holders of all outstanding parity stock, will have the right to elect two directors to our board of directors, and such right will continue until all dividend payments have been declared and paid or set apart for payment. If and when all rights of holders of our Series A Preferred Stock and parity stock to elect directors shall have ceased, the terms of office of all the directors elected by preferred stockholders under this provision shall immediately terminate. Until all dividend payments have been declared and paid or set apart for payment, any director who has been elected as described above can be removed, at any time, with or without cause, only by the holders of a majority of the Series A Preferred Stock and parity stock entitled to elect such director, at a special meeting of those stockholders called for that purpose, and any vacancy may be filled by a vote of such holders.

So long as any shares of our Series A Preferred Stock are outstanding, the vote or consent of the holders of at least 66  2/3% of the shares of our Series A Preferred Stock at the time outstanding, voting as a class with all other series of preferred stock ranking equal with the Series A Preferred Stock and entitled to vote thereon, will be necessary for effecting or validating any of the following actions, whether or not such approval is required by Delaware law:

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the authorization, creation or issuance of any series of preferred stock ranking senior to the Series A preferred stock in the payment of dividends or in the distribution of assets on our liquidation, dissolution or winding-up; or

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any amendment, alteration or repeal of any provision, whether by merger, consolidation or otherwise, of our Certificate of Incorporation that would adversely affect the preferences, rights, powers or privileges of the Series A Preferred Stock.

If an amendment, alteration, repeal, merger or consolidation described above would adversely affect one or more but not all series of voting preferred stock (including the Series A Preferred Stock for this purpose), then only those series affected and entitled to vote shall vote as a class in lieu of all such series of preferred stock. Our Certificate of Incorporation may be amended to increase the number of authorized shares of common stock or parity or junior preferred stock without the vote of the holders of the outstanding Series A Preferred Stock.

Notwithstanding the foregoing description of voting rights, for as long as the shares of Series A Preferred Stock are owned by our insurance company subsidiaries or any other majority-owned subsidiary, such shares have no voting rights under Delaware law.

Holders of the Series A Preferred Stock have no right to convert such shares into, or exchange them for, shares of any other class or classes or any other series of our capital stock.

Anti-Takeover Effects of Certain Provisions of Delaware Law and Torchmark’s Certificate of Incorporation and Bylaws

Provisions of Delaware Law

As a corporation organized under the laws of the State of Delaware, we are subject to Section 203 of the Delaware General Corporation Law, which restricts specified business combinations between us and an “interested stockholder” or its affiliates or associates for a period of three years following the time that the stockholder becomes an “interested stockholder.” In general, an “interested stockholder” is defined for purposes of Delaware law as a stockholder owning 15% or more of our outstanding voting stock. The restrictions do not apply if:

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prior to an interested stockholder becoming such, our board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

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upon completion of the transaction which resulted in any person becoming an interested stockholder, such interested stockholder owns at least 85% of our voting stock outstanding at the time the transaction commenced, excluding shares owned by employee stock ownership plans and persons who are both directors and officers of Torchmark; or

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at or subsequent to the time an interested stockholder becomes such, the business combination is both approved by our board of directors and authorized at an annual or special meeting of our stockholders, and not by written consent, by the affirmative vote of at least 66  2/3% of the outstanding voting stock not owned by the interested stockholder.

Under some circumstances, Section 203 makes it more difficult for a person who would be an “interested stockholder” to effect various business combinations with a corporation for a three-year period, although the stockholders may elect to exclude a corporation from the restrictions imposed under Section 203. Our Certificate of Incorporation does not exclude us from the restrictions imposed under Section 203. It is anticipated that the provisions of Section 203 may encourage companies interested in acquiring us to negotiate in advance with our board of directors since the stockholder approval requirement would be avoided if a majority of the directors then in office approves, prior to the date on which a stockholder becomes an interested stockholder, either the business combination or the transaction which results in the stockholder becoming an interested stockholder.

Provisions of Torchmark’s Certificate of Incorporation and Bylaws

The summary below describes certain provisions of our Certificate of Incorporation and Bylaws which may have the effect, either alone or in combination with the provisions of Section 203 discussed above, of making more difficult or discouraging a tender offer, proxy contest or other takeover attempt that is opposed by our board of directors but that a stockholder might consider to be in such stockholder’s best interest.

Number of Directors; Filling Vacancies; Removal of Certain Directors. Our Bylaws provide that the number of directors shall consist of not less than seven nor more than 15 persons, with the exact number to be fixed by a majority vote of the entire board of directors. Furthermore, our Bylaws provide that any vacancies will be filled by the affirmative vote of a majority of the remaining directors then in office (and not by stockholders), or if all directors have been removed, by a majority vote of the stockholders. Accordingly, absent an amendment to the Bylaws, our board of directors could prevent any stockholder from enlarging the board of directors and filling the new directorships with such stockholder’s own nominees. Our board is currently in the process of being declassified. Commencing with the board’s class of directors elected at the 2011 annual meeting, directors stand for election for one-year terms, expiring at the next succeeding annual meeting of the stockholders, except that the three directors elected at the 2010 annual meeting of the stockholders shall continue to hold office until the end of the three-year terms for which they were elected and will stand for election for one-year terms thereafter. Commencing in 2013, all directors will be elected on an annual basis. In all cases, each director will hold office until his or her successor has been elected and qualified. The three directors elected at the 2010 annual meeting may only be removed by a majority of the outstanding voting stock for cause, until the completion of their terms at the 2013 annual meeting of the stockholders. All remaining directors may be removed by a majority of the outstanding voting stock with or without cause.

Special Meetings of Stockholders. Our Bylaws provide that special meetings of stockholders can be called only by our board of directors by a resolution adopted by a majority of the board of directors or upon the written request of holders of 25% of the total voting power of the outstanding stock entitled to vote on the matter or matters proposed to be brought before the proposed special meeting, subject to compliance with certain procedural requirements. Additionally, the business permitted to be conducted at any special meeting of stockholders called by the board of directors is limited to the business brought before the meeting by the board of directors.

The provisions of our Bylaws permitting special meetings to be called only at the request of a majority of the board of directors or upon the written request of holders of 25% of our common stock may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions. Our Bylaws establish an advance written notice procedure for stockholders seeking to nominate candidates for election as directors at an annual meeting of stockholders and to bring business before an annual meeting of our stockholders. Our Bylaws provide that only persons who are nominated by or at the direction of our board or by a stockholder who has given timely written notice to our secretary will be eligible for election as our directors. Our Bylaws also provide that any matter to be presented at any meeting of stockholders must be presented either by our board or by a stockholder in compliance with the procedures in our Bylaws. A stockholder must give timely written notice to our secretary of such stockholder’s intention to present a matter before an annual meeting of the stockholders.

The advance notice procedures may have the effect of precluding the conduct of certain business at a meeting, including nominations of director candidates, if proper notice is not provided. Additionally, these provisions make it more difficult and time-consuming to bring a matter before our stockholders without the consent of our board, and thus reduce our vulnerability to an unsolicited takeover proposal.

Issuance of Additional Preferred Stock. Our Certificate of Incorporation authorizes the board of directors to create and issue additional preferred stock for such consideration and on such terms as it may determine. The rights assigned to a series of preferred stock by the board of directors, including voting, dividend, redemption, liquidation and conversion rights, may delay, discourage or prevent a change in control of Torchmark. For example, the board of directors has the power, to the extent consistent with its fiduciary duties, to issue a series of preferred stock with preferential voting rights to persons friendly to management to attempt to block a post-tender offer merger or other transaction by which a third party seeks control, and thereby assist management to retain its position.

No cumulative voting. Stockholders do not have cumulative voting rights in the election of directors. Accordingly, the holders of a majority of the then outstanding shares of voting stock can elect all of the members of the board of directors.

Amendment of Bylaws. Our Certificate of Incorporation and Bylaws grant our board of directors the power to alter, amend or repeal our Bylaws, or adopt new Bylaws, by an affirmative vote of a majority of the board of directors. Our stockholders may also alter, amend and repeal our Bylaws, or adopt new Bylaws.

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